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                                                                    Exhibit 10.5


                                  PH GROUP INC.

                            1997 STOCK INCENTIVE PLAN

                              --------------------


                                JANUARY 28, 1997


                              --------------------



                                    PREAMBLE:


     1. PH Group Inc., an Ohio corporation (the "Company"), by means of this Stock Incentive Plan (the "Plan"), desires to attract and retain capable employees, officers, directors and consultants and to provide them with long term incentives to continue their services to the Company, to maximize the value of the Company to its shareholders and to acquire a continuing ownership interest in the Company.

     2. The Company has determined that the foregoing objectives will be promoted by granting Awards (as hereinafter defined) under this Plan to certain employees, officers, directors and consultants of the Company and of its Parent and Subsidiaries, if any, pursuant to this Plan.

                                     TERMS:

ARTICLE 1.  DEFINITIONS.

     Section 1.1. General. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

     "Award" means a grant of Options under the Plan.

     "Board of Directors" means the board of directors of the Company.

     "Change in Control" means (a) the acquisition by any person (defined for the purposes of this definition to mean any person within the meaning of Section 13(d) of the Exchange Act), other than the Company or an employee benefit plan created by the Board of Directors for the benefit of its Employees, either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the Regulations promulgated by the SEC under Section 13(d) of the Exchange
Act) of securities issued by the Company having 20% or more of the voting power of all the voting securities issued by the Company in the election of Directors at the next meeting of the holders of voting securities to be held for such purpose; (b) the election of a majority of the Directors elected at any meeting of the holders of voting securities of the Company who are persons who were not nominated for such election by the Board of Directors or a duly constituted committee of the Board of Directors having authority in such matters; (c) the approval by the shareholders of the Company of a merger or consolidation with another person, other than a merger or consolidation in which the holders of the Company's voting securities issued and outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or (d) the approval by the shareholders of the Company of a transfer of substantially all of the assets of the Company to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by the Company or by the holders of the Company's voting securities issued and outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

     "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.


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     "Committee" means the Committee of the Board of Directors that administers the Plan under Section 2.1 below.

     "Common Stock" means the common stock, without par value, of the Company.

     "Consultant" means any person who provides services to any Employer (other than in connection with the offer or sale of securities of the Employer in a capital raising transaction), who is neither an Employee nor a Director and who is a consultant or an adviser to the Employer within the meaning of General Instruction A.1. to Form S-8 promulgated by the SEC under the Securities Act of 1933.

     "Date of Grant" means the date an Award is first granted.

     "Director" means a member of the Board of Directors.

     "Effective Date" means the date this Plan is first adopted by the Board of Directors.

     "Employee" means any common law employee of an Employer.

     "Employer" means the Company or any Parent or Subsidiary of the Company which employs a given Employee or has engaged a given Consultant.

     "Exchange Act" means the Securities Exchange Act of 1934 and the regulations thereunder, as now in effect or hereafter amended.

     "Exercise Price" means, with respect to an Option, the amount of consideration that must be delivered to the Company in order to purchase a single Share thereunder.

     "Fair Market Value of a Share" means the amount determined to be the fair market value of a single Share by the Committee based upon the trading price of the Shares, their offering price in public and private offerings by the Company and such other factors as it deems relevant. In the absence of such a determination, the Fair Market Value of a Share shall be deemed to be (a) if the Shares are listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the per Share closing price regular way on the principal national securities exchange or the NASDAQ - National Market System on which the Shares are listed or admitted to trading on the day prior to the date of determination or, if no closing price can be determined for the date of determination, the most recent date for which such price can reasonably be ascertained, or (b) if the Shares are not listed or admitted to trading on a national securities exchange or the NASDAQ - National Market System, the mean between the representative bid and asked per Share prices in the over-the-counter market at the closing of the day prior to the date of determination or the most recent such bid and asked prices then available, as reported by NASDAQ or if the Shares are not then quoted by NASDAQ as furnished by any market maker selected from time to time by the Company for that purpose.

     "Grantee" means any Participant to whom an Award has been granted.

     "Holder" means any Grantee who holds a valid Award and any heir or legal representative to whom such Grantee's Award has been transferred by will or the laws of descent and distribution.

     "Incentive Stock Option" or "ISO" means a Stock Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

     "Meeting Date" means the date of each annual meeting of the shareholders of the Company at which Directors are elected.


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     "Nonqualified Option" means a Stock Option other than an Incentive Stock
Option.

     "Officer" means an officer of the Company as defined in 17 C.F.R.ss. 240.16a-1(f) as now in effect or hereafter amended.

     "Option" or "Stock Option" means a right granted under Article 5, 6 or 7 of the Plan to a Grantee to purchase a stated number of Shares.

     "Option Agreement" means an agreement evidencing an Option substantially in the form of Exhibit A, Exhibit B or Exhibit C attached hereto.

     "Parent" means a parent of a given corporation as such term is defined in
Section 424(e) of the Code.

     "Participant" means a person who is eligible to receive an Award under the Plan.

     "Plan" means this Plan as it may be amended or restated from time to time.

     "Rule 16b-3" means Rule 16b-3 (17 C.F.R. ss. 240.16b-3) promulgated under
Section 16(b) of the Exchange Act as now in effect or hereafter amended.

     "SEC" means the Securities and Exchange Commission.

     "Shares" means shares of Common Stock.

     "Subsidiary" means a subsidiary of a given corporation as such term is defined in Section 424(f) of the Code.

     "Ten Percent Shareholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Ownership shall, for the purposes of the previous sentence, be determined under the rules set forth in
Section 424 of the Code.

     "Termination without cause" means a termination by an Employer of the employment or consulting relationship of a Grantee with the Employer that is not for cause and is not occasioned by the resignation, death or disability of the Grantee.

     Section 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

     Section 1.3. Effect of Definitions. The definitions set forth in Section
1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2.  ADMINISTRATION.

     Section 2.1. Committee. The Plan shall be administered by a committee of the Board of Directors consisting of three or more Directors, each of whom is a "non-employee director" as described in paragraph (b)(3)(i) of Rule 16b-3. Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by a committee consisting of those members of the Compensation Committee of the Board of Directors who are non-employee directors, but, if the Compensation Committee is abolished or its membership does not contain three persons who comply with the requirements of the first sentence of this Section 2.1, the Board of Directors shall either reconstitute the Compensation Committee in compliance with, or create another Committee that complies with, the requirements of the first sentence of this
Section 2.1 to administer the Plan.



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     Section 2.2. Authority. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to (a) determine the Participants, grant Awards and determine their timing, pricing and amount; (b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all other determinations necessary or advisable for administering the Plan including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; (d) review and resolve all claims of Employees, Consultants, Directors, Grantees, Holders and Participants; and (e) delegate to the Officers the authority to select Grantees under Articles 5 and 6 (other than Officers) and grant Awards to such Grantees having terms and in appropriate amounts determined by the Committee. The actions and determinations of the Committee on matters related to the Plan shall be conclusive and binding upon the Company and all Employees, Consultants, Directors, Grantees, Holders and Participants.

ARTICLE 3.  SHARES.

     Section 3.1. Number. The aggregate number of Shares in respect of which Awards may be granted under the Plan shall not exceed 150,000, which number of Shares is hereby reserved for issuance under the Plan out of the authorized but unissued Shares.

     Section 3.2. Cancellations. If any Awards granted under the Plan are canceled or terminate or expire for any reason without having been exercised or matured in full, the Shares related to the unexercised portion of an Award shall be available again for the purposes of the Plan. If any Shares acquired under the Plan are forfeited for any reason, the Shares shall be available again for the purposes of the Plan.

     Section 3.3. Anti-Dilution.

         (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then outstanding Award is based and the number of Shares as to which Awards may be granted under this Plan shall be increased automatically by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event and the Exercise Price thereof shall be decreased automatically by the same ratio. If the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Award is based and the number of Shares as to which Awards may be granted under the Plan shall be decreased automatically by such ratio and the Exercise Price thereof shall be increased automatically by such ratio.

         (b) If any other change occurs in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Award and each Share available for additional grants of Awards, the number and kind of shares or other securities into which each outstanding Share was changed, and the Exercise Price shall be increased or decreased proportionally so that the aggregate Exercise Price for the securities subject to each Award shall remain the same as immediately before such event. In addition, the Committee may make such further equitable adjustments in the Plan and the then outstanding Awards as are deemed necessary and appropriate by the Committee including, but not limited to, changing the number of Shares reserved under the Plan or covered by outstanding Awards, the Exercise Price of outstanding Awards and the vesting conditions of outstanding Awards.

     Section 3.4. Source. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be drawn from the Company's authorized but unissued Shares. However, Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, as well as by issuing authorized but unissued Shares. The proceeds of the exercise of any Award shall be general corporate funds of the Company. No Shares may be sold under any Option Agreement for less than the par value thereof. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

     Section 3.5. Rights of a Shareholder. No Holder or other person claiming under or through any Holder shall have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Award except as to such Shares, if any, for which certificates representing such Shares have been issued to such Holder.


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     Section 3.6. Securities Laws. No Award shall be exercised nor shall any
Shares or other securities be issued or transferred pursuant to an Award unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with. As a condition precedent to the exercise of an Award or the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Holder to take any reasonable action to meet such requirements including providing undertakings as to the investment intent of the Holder, accepting transfer restrictions on the Shares issuable thereunder and providing opinions of counsel, in form and substance acceptable to the Company, as to the availability of exemptions from such requirements.

ARTICLE 4.  ELIGIBILITY.

     Section 4.1. Article 5. Only Employees who are not members of the Committee shall be eligible to receive Options under Article 5 below.

     Section 4.2. Article 6. Only Consultants shall be eligible to receive Options under Article 6 below.

     Section 4.3. Article 7. Only Directors who are not Employees shall be eligible to receive Options under Article 7 below.

ARTICLE 5.  EMPLOYEES' STOCK OPTIONS.

     Section 5.1. Determinations. The Committee shall determine which Participants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical). The Committee may delegate the authority granted to it in this Section 5.1 pursuant to clause (e) of Section 2.2 above.

     Section 5.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

     Section 5.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:

     (a) each Option shall vest and first become exercisable (subject to the rule set forth in Section 5.4(c) below) as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable; and

     (b) each Option shall lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of ten years from the Date of Grant,

         (ii) subject to the rule set forth in Section 5.4(d) below, nine months after the Grantee ceases to be an Employee because of death or disability,

         (iii) three months after the termination without cause of the Grantee's employment with all Employers, or

         (iv) immediately upon termination of the Grantee's employment with all Employers by the applicable Employers for cause or by the Grantee's resignation.


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Where both an Incentive Stock Option and a Nonqualified Option are granted, the number of Shares which become exercisable under clause (a) of the previous sentence at any time shall be calculated on the basis of the total of the Shares subject to both Options and the Options shall become exercisable as to that number of Shares first under the Incentive Stock Option and then under the Nonqualified Option, unless the rule set forth in Section 5.4(c) below would defer the exercisability of such Incentive Stock Option, in which case such Nonqualified Options shall become exercisable first. Notwithstanding the terms of any Option, the preceding sentence, and Section 5.4, all Options that have not previously been exercised nor lapsed and ceased to be exercisable, shall vest fully and become exercisable upon the occurrence of any Change in Control occurring after the Effective Date if the Grantee is an Employee at the time of the Change in Control.

     Section 5.4.  Incentive Stock Options.

         (a) The Committee shall determine whether any Option is an Incentive Stock Option or a Nonqualified Option at the time that it is granted and, if no express determination is made by the Committee, all Options granted to Participants who are Employees and who are not Ten Percent Shareholders are Incentive Stock Options and all Options granted to Ten Percent Shareholders shall be Nonqualified Options.

         (b) If the Committee grants Incentive Stock Options, they shall be on such terms and conditions as may be necessary to render them "incentive stock options" pursuant to Section 422 of the Code.

         (c) The aggregate Fair Market Value of the Shares, determined as of the time the Option is granted, which first become exercisable under all Incentive Stock Options granted under this Plan or any other plan of the Company or any Parent or Subsidiary of the Company, shall not exceed $100,000 during any calendar year and, if the foregoing limit would be exceeded in any given calendar year by the terms of any Incentive Stock Option granted hereunder, the exercisability of such portion of such Option as would exceed such limit shall be deferred to the first day of the next calendar year and, if such excess involves more than one Option, the exercisability of the most recently granted Option shall be deferred first.

         (d) If the employment of a Grantee, who holds an ISO, with any Employer is terminated because of a "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of the ISO may be exercised only within six months after the date on which employment was terminated, and only to the extent that such Grantee could have otherwise exercised such ISO as of the date of termination. If a Grantee, who holds an ISO, dies while employed by an Employer (or within six months after termination of employment by reason of a disability or within 30 days after termination of employment without cause), the unexercised portion of the ISO at the time of death may be exercised only within six months after the date of death, and only to the extent that the Grantee could have otherwise exercised such ISO at the time of death. In such event, such ISO may be exercised by the executor or administrator of the Grantee's estate or by any Holder.

         (e) No Ten Percent Shareholder shall be granted an Incentive Stock Option unless, at the time such Incentive Stock Option is granted, the Exercise Price thereof is at least 110% of the Fair Market Value of a Share on the Date of Grant and the Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the Date of Grant.

         (f) If a Holder exercises an Incentive Stock Option and disposes of any of the Shares received by such Holder as a result of such exercise within two years from the Date of Grant or within one year after the issuance of such Shares to such Holder upon such exercise, such Holder shall notify the Company of such disposition and the consideration received as a result thereof and pay or provide for the withholding taxes on such disposition as required by Section
8.2 below.

         (g) An Option that is designated as a Nonqualified Option under this Plan shall not be treated as an "incentive stock option" as such term is defined in Section 422(b) of the Code.


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     Section 5.5. Exercise. An Option shall be exercised by the delivery of the
Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder. The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder, or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash. If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company or (c) reduction of a debt of the Company to the Holder. If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Holder a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his or her decedent or testator) for less than six months or if the disposition of such Shares would require the giving of a notice under Section 5.4(f) above. Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 5.6. Option Agreement. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

     Section 5.7. New Hires. A person to whom the Company is offering employment may be granted a Nonqualified Option under this Article 5, but any such grant shall lapse if the person does not subsequently become an Employee pursuant to such offer.

ARTICLE 6.  CONSULTANTS' STOCK OPTIONS.

     Section 6.1. Determinations. The Committee shall determine which Participants shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical). The Committee may delegate the authority granted to it in this Section 6.1 pursuant to clause (e) of Section 2.2 above.

     Section 6.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.



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     Section 6.3. Term. Subject to the rule set forth in the next sentence, the
Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:

     (a) each Option shall vest and first become exercisable as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Grantee has been a Consultant continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable; and

     (b) each Option shall lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of ten years from the Date of Grant,

         (ii) nine months after the Grantee ceases to be a Consultant because of death or disability, or

         (iii) three months after the termination without cause of the Grantee's consulting relation with the Employer, or

         (iv) immediately upon termination of the Grantee's consulting relation with the Employer for cause or by the Grantee's resignation.

Notwithstanding the terms of any Option, all Options that have not previously been exercised nor lapsed and ceased to be exercisable, shall vest fully and become exercisable upon the occurrence of any Change in Control occurring after the Effective Date if the Grantee is a Consultant at the time of the Change in Control.

     Section 6.4. Not Incentive Stock Options. An Option under this Article 6 shall not be treated as an Incentive Stock Option.

     Section 6.5. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder. The Committee may, in its sole discretion and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Holder or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash. If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to the Holder. If any portion of the Exercise Price of an Option is payable in Shares, it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on the date of exercise are delivered to the Company, it shall return to the Grantee a certificate for the balance of the whole number of Shares and a check payable to the order of the Holder for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Holder (together with his or her decedent or testator) for less than six months. Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 6.6. Option Agreement. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

     Section 6.7. Article 5. The provisions of Article 5 above shall not apply to Options granted under this Article 6.

ARTICLE 7.  DIRECTORS' OPTIONS.

     Section 7.1.  Grant.

         (a) On each Meeting Date beginning with the annual meeting of shareholders at which this Plan is approved by the shareholders of the Company, an Option on five thousand (5,000) Shares or such lesser number as remain available for granting under Article 3 above shall be granted automatically to each person who is elected as a Director at the meeting of shareholders held on such date or at any adjournment thereof and who is eligible to receive Options under section 4.3 above, provided such person had not previously served as a Director of the Company since the Effective Date. On any date when a person is appointed as a Director to fill a vacancy on the Board of Directors, an Option shall be granted automatically to such person on the number of Shares equal to 5,000 multiplied by a fraction, the numerator of which equals the number of whole calendar months remaining in the term for which such Director is appointed at the date of such appointment and the denominator of which equals twenty-four, provided such person had not previously served as a Director of the Company since the Effective Date and such person is eligible to receive Options under section 4.3 above. Each Option granted under this Section 7.1(a) shall vest and first become exercisable: (i) as to no more than 1,000 of the Shares originally subject to the Option on the Date of Grant (or such lesser number as remain subject to the Option in the case of an Option granted to a Director filling a vacancy); (ii) as to no more than 2,000 of the Shares originally subject to the Option on the first Meeting Date following such Director's election or appointment, as the case may be (or such lesser number as remain subject to the Option in the case of an Option granted to a Director filling a vacancy); and
(iii) as to the remaining 2,000 Shares originally subject to the Option on the second Meeting Date following such Director's election or appointment, as the case may be (or such lesser number as remain subject to the Option in the case of an Option granted to a Director filling a vacancy). The Exercise Price of an Option granted under this Section 7.1(a) shall be equal to the Fair Market Value of a Share on the Date of Grant.

         (b) If a Director receiving an Option under Section 7.1(a) is not the beneficial owner of at least 1,000 Shares (as determined by reference to Rule 13d-3 of the Securities and Exchange Act of 1934, but(excluding Options hereunder), as of the first Meeting Date following such Director's election, such Director shall exercise such Option with respect to at least 1,000 Shares on such Meeting Date, provided such exercise can be effected in compliance with all applicable laws, rules and regulations.

         (c) On each Meeting Date which occurs after the annual meeting of shareholders at which this Plan is approved by the shareholders of the Company, an Option on such number of Shares as are specified below, or such lesser number as remain available for granting under Article 3 above, shall be granted automatically to each Director whose term of office as a director expires on such date or continues through such date or who is reelected for a subsequent term on such Meeting Date and who is eligible to receive Options under Section
4.3 above. The number of Shares as to which an Option shall be granted under this Section 7.1(b) shall be determined as follows. If the Company's total income before taxes for the fiscal year immediately preceding the Meeting Date (the "Performance Year"), as reflected in the Company's audited financial statements, exceeds the Company's total income before taxes for the fiscal year one year earlier, as reflected in the Company's audited financial statements, by that percentage specified in the table below, a Director otherwise eligible to receive an Option under this Section 7.1(c) shall be granted an Option on that number of Shares as specified in the table below.

----------------------------------------------------------
         Increase in
        Total Income
        before Taxes                      Number of Shares
----------------------------------------------------------
         No increase                         No Shares
----------------------------------------------------------
An increase of less than 10%                   1,000
----------------------------------------------------------
          10%-- 20%                            2,000
----------------------------------------------------------
      20.1%-- and above                        3,000
----------------------------------------------------------

Each Option granted under this Section 7.1(c) shall vest and first become exercisable as to 50% of the Shares originally subject to the Option on each Meeting Date, beginning on the Date of Grant. Notwithstanding the foregoing, an Option granted under this Section 7.1(c) to a Grantee who is not reelected as a director upon expiration of term shall vest and become exercisable as to 100% of the Shares subject to the Option on the Date of Grant. The Exercise Price of an Option granted under this Section 7.1(c) shall be equal to the Fair Market Value of a Share on the Meeting Date occurring in the Performance Year.

     Section 7.2.  Term.

     (a) each Option shall lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of ten years from the Date of Grant,

         (ii) nine months after the Grantee ceases to be a Director because of his death or disability,

         (iii) immediately upon resignation by the Grantee as a Director, or

         (iv) one year after the Grantee ceases to be a Director for any reason other than his death, disability or resignation.

Notwithstanding the foregoing or the terms of any Option, all Options that have not previously been exercised nor lapsed and ceased to be exercisable shall vest fully and become exercisable upon the occurrence of any Change in Control occurring after the Effective Date if the Grantee is a Director at the time of the Change in Control.

     Section 7.3. Not Incentive Stock Options. An Option under this Article 7 shall not be treated as an Incentive Stock Option.

     Section 7.4. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor, with the notice of exercise attached thereto properly completed and duly executed by the Holder, to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 100 Shares unless it is exercised as to all of the Shares then available thereunder. If an Option is exercised as to less than all of the Shares purchasable thereunder, a new duly executed Option Agreement reflecting the decreased number of Shares exercisable under such Option, but otherwise of the same tenor, shall be returned to the Holder. The Exercise Price shall be paid in cash by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount, (b) wire transfer of immediately available funds to a bank account designated by the Company, or (c) reduction of a debt of the Company to the Holder. Promptly after an Option is properly exercised, the Company shall issue to the Holder a certificate representing the Shares purchased thereunder.

     Section 7.5. Option Agreement. Promptly after the Date of Grant, the Company shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

     Section 7.6. Articles 2 and 5. The provisions of Articles 2, 5, 8.5, 8.6 and 8.7 hereof shall not apply to Options granted under this Article 7.

ARTICLE 8.  PROVISIONS APPLICABLE TO ALL TYPES OF AWARDS.

     Section 8.1. Corporate Mergers and Acquisitions. The Committee may grant Awards having terms and conditions which vary from those specified in the Plan if such Awards are granted in substitution for, or in connection with the assumption of, existing options granted by another business entity and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a Subsidiary of the Company prior to such acquisition, with or by the Company or its Subsidiaries.

     Section 8.2. Withholding. The Company shall have the right to withhold from any payments due under any Award or due to any Holder from the Company as compensation or otherwise the amounts of any federal, state or local withholding taxes not paid by the Holder at the time of the exercise or vesting of any Award or upon a disposition of Shares received upon the exercise of an Incentive Stock Option. If cash payments sufficient to allow for withholding of taxes are not made at the time of exercise or vesting of an Award, the Holder exercising such Award shall pay to the Company an amount equal to the withholding required to be made less the withholding otherwise made in cash or, if allowed by the Committee in its discretion and pursuant to rules adopted by the Committee consistent with
Section 5.5 above, Shares previously owned by the Holder. The Company may make such other provisions as it deems appropriate to withhold any taxes the Company determines are required to be withheld in connection with the exercise of any Award or upon a disqualifying disposition of Shares received upon the exercise of an Incentive Stock Option, including, but not limited to, the withholding of Shares from an Award upon such terms and conditions as the Committee may provide. The Company may require the Holder to satisfy any relevant withholding requirements before issuing Shares or delivering any Award to the Holder.

     Section 8.3. Disability. If a Grantee who is an Employee or a Consultant is absent from work because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his or her employment or consulting relationship with the Company while such Grantee has that disability, unless he or she resigns or terminates such relationship or the Committee decides otherwise. If a Grantee who is a Director is absent from meetings of the Board of Directors because of a physical or mental disability, for purposes of the Plan such Grantee will not be considered to have ended his or her service with the Board of Directors while such Grantee has that disability, unless he or she resigns or is not re-elected by the shareholders.

     Section 8.4. Merger of the Company. If the Company merges or consolidates with or sells substantially all of its assets to a person that was not one of its affiliates before such transaction, or any such unaffiliated person or corporation has publicly announced a tender offer to purchase more than 20% of the outstanding voting securities of the Company, the Committee, in its discretion, may provide that, for a period of 30 days, not extending beyond the ten year period referred to in Sections 5.3 and 6.3 above and the five year period referred to in Section 5.4(e) above, from the date of execution of the acquisition agreement in final definitive form or the announcement of such offer, notwithstanding the provisions of any Award, any Award may be exercised in whole or in part during such 30 day period or that upon the termination of such 30 day period any such Award shall expire and be null and void.

     Section 8.5. Surrender and Exchange. The Committee may permit the voluntary surrender of all or a portion of any Award to be conditioned upon the granting to the Holder of a new Award for the same or a different number of Shares as the Award surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Award to such Holder. Subject to the provisions of the Plan, such new Award shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Award is granted. Upon surrender, the Award surrendered shall be canceled and the Shares previously subject to it shall be available for the grant of other Awards.

     Section 8.6. Acceleration. Notwithstanding anything else in the Plan, the Committee may, in its sole discretion, at any time or from time to time thereafter, accelerate the time at which any Options become exercisable or waive any provisions of the Plan relating to the manner of payment or procedures for the exercise of any Option. Any such acceleration may be made effective (a) with respect to one or more or all Grantees, (b) with respect to some or all of the Shares subject to an Option of any Grantee or (c) for a period of time ending at or before the expiration date of any Option.

     Section 8.7. Actions by Committee After Grant. The Committee shall have, subject to the written consent of the Holder where the action impairs or adversely alters the rights of the Holder, the right, at any time and from time to time after the Date of Grant of any Award, to modify the terms of any Award.

ARTICLE 9.  GENERAL PROVISIONS.

     Section 9.1. No Right to Employment. Nothing in the Plan or any Award or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be employed by or provide services to the Company or affect the right of the Company to terminate the employment of any Grantee or its other relationship with any Grantee. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Grantee any right to continue to be a Director of the Company or affect the right of the shareholders to terminate the directorship of any Grantee.

     Section 9.2. Limited Liability. The liability of the Company under this Plan or in connection with any exercise of any Award is limited to the obligations expressly set forth in the Plan and in the grant of any Award, and no term or provision of this Plan nor of any Award shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Award.

     Section 9.3. Assumption of Awards. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company to another entity, any Awards outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price. Nothing in this
Section 9.3 shall be deemed to alter or supersede any provision of the Plan relating to the vesting or maturity of Awards upon a Change in Control.

     Section 9.4. No Transfer. No Award or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Award may be exercised during the life of the Grantee to whom it was granted except by such Grantee.

     Section 9.5. Expenses. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Award shall be borne by the Company.

     Section 9.6. Notices. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given only if personally delivered or if sent by first class mail addressed (a) if to a Holder, at his or her residence address set forth in the records of the Company, or (b) if to the Company, to its President at its principal executive office.

     Section 9.7. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Holders any rights or remedies under this Plan.

     Section 9.8. Saturdays, Sundays and Holidays. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; provided, however, that this Section 9.8 shall not be construed to extend the ten year period referred to in Sections 5.3 and 6.3 above or the five year period referred to in Section 5.4(e) above.

     Section 9.9. Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter and, when the sense so indicates, words of the neuter gender may refer to any gender.

     Section 9.10. Governing Law. The validity, terms, performance and enforcement of this Plan shall be governed by laws of the State of Ohio that are applicable to agreements negotiated, executed, delivered and performed solely in the State of Ohio.

     Section 9.11. Effective Date of the Plan. The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of the shareholders of the Company. Awards may be granted by the Committee before such approval, but all Awards so granted shall be conditioned on such approval and shall be void if such approval is not given within 12 months after the Effective Date.

     Section 9.12. Amendment and Termination. No Award shall be granted under the Plan more than ten years after the Effective Date. The Board of Directors may at any time terminate the Plan or make such amendment of the Plan as it may deem advisable; provided, however, that, to the extent required by Rule 16b-3 or
Section 422 of the Code, no amendment shall be effective without the approval of the shareholders of the Company by the affirmative vote of the holders of a majority of the outstanding Shares present or represented and entitled to vote at a meeting of shareholders duly held, if it were to:

         (a) materially increase the benefits accruing to Holders under the Plan;

         (b) increase the aggregate number of Shares which may be issued under the Plan;

         (c) materially modify the requirements as to eligibility for participation in the Plan; or

         (d) change the designation of employees or class of employees eligible to receive Options under the Plan.

and, further, provided, however, that no amendment or termination of the Plan shall be effective to alter or impair the rights of a Holder under any Award made before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Holder. No termination or amendment of this Plan or any Award nor waiver of any right or requirement under this Plan or any Award shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer. The provisions of Article 7 of this Plan setting forth the formulae that determine the Exercise Price of Options granted hereunder, the number of Shares as to which they are exercisable, the times when they are granted and the persons who are Grantees may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.